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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 28, 2007


             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2005-SL3
             -------------------------------------------------------
                                (Issuing Entity)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 -----------------------------------------------
                 (Exact name of registrant specified in Charter)




    Delaware                     333-127233                       13-3416059
----------------                ------------                 -------------------
(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)




              250 Vesey Street
  4 World Financial Center 28th Floor
            New York, New York                                          10080
----------------------------------------                              --------
(Address of principal executive offices)                              Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357


                                    No Change
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01. Acquisition or Disposition of Assets: General.

         The Registrant, as Depositor (the "Depositor"), Wilshire Credit Corporation, as Servicer (the "Servicer") and LaSalle Bank National Association, as Trustee (the "Trustee") entered into an Amendment No. 1, dated as of February 28, 2007 ("Amendment No. 1"), to the Pooling and Servicing Agreement dated as of October 1, 2005, among the Depositor, the Servicer and the Trustee (the "Pooling and Servicing Agreement").

         Amendment No. 1 is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of Amendment No. 1 is qualified in its entirety by reference to Exhibit 4.1.

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ITEM 9.01. Financial Statements and Exhibits

         (a) Not applicable

         (b) Not applicable

         (c) Not applicable

         (d) Exhibits:


Exhibit No.              Description
-----------              -----------

4.1 Amendment No. 1 to the Pooling and Servicing Agreement, dated as of October 1, 2005, among
                         Merrill Lynch Mortgage Investors, Inc., as
                         Depositor, Wilshire Credit Corporation, as Servicer and LaSalle Bank National Association, as Trustee.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: February 28, 2007


                                         By: /s/ Paul Park
                                             -----------------
                                         Name:  Paul Park
                                         Title: Vice President
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                                INDEX TO EXHIBITS


Exhibit No.              Description
-----------              -----------

4.1 Amendment No. 1 to the Pooling and Servicing Agreement, dated as of October 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilshire Credit Corporation, as Servicer and LaSalle Bank National Association, as Trustee.